THE IHC GROUP
Independence Holding Company

Strength. Vision. Stability.

1

Independence Holding Company
American Independence Corp.
June 20, 2008

THE IHC GROUP
Independence Holding Company

Strength. Vision. Stability.

Certain statements in this presentation are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations, cash flows, plans, objectives, future performance and business of IHC and AMIC. Forward-looking statements by their nature address matters that are, to differing degrees, uncertain. With respect to
IHC and AMIC, particular uncertainties that could adversely or positively affect our future results include, but are not limited to, economic conditions in the markets in which we operate, new federal or state governmental regulation, our ability effectively to operate, integrate and leverage any past or future strategic acquisition, and other factors which can be found in our news releases and filings with the Securities and Exchange Commission.

These uncertainties may cause IHC’s and AMIC’s actual future results to be materially different than those expressed in this presentation. IHC and AMIC do not undertake to update their forward-looking statements.
Forward-looking statements

THE IHC GROUP
Independence Holding Company
Strength. Vision. Stability.

Why IHC and AMIC are good long-term
investments
Long track record of delivering shareholder value,
including IHC stock buy-backs
Culture of profitable underwriting
Value placed on controlled distribution
IPA acquisition
Expanded into new markets to better
leverage capital
Seasoned management team with large
equity stake

THE IHC GROUP
Independence Holding Company
Strength. Vision. Stability.

Filling a void in the market
Boutique companies
No history
No proven track record
Here today, gone
tomorrow
Behemoth companies
Slow to act
Inflexible
Take your business
for granted
IHC Group companies:
Vertically integrated
capabilities serving niche
health markets
Quick to adapt to market
changes
Agent-centric philosophy and
culture of ownership
Underwriting discipline

THE IHC GROUP
Independence Holding Company
Strength. Vision. Stability.

IHC at a glance
Founded 1980
Member NYSE
Market cap: $13 M (1992)… more than $200 M* today
$1.3 billion in assets as of 12/31/07
Covering over 1 M lives
Book value per share (3/31/08) = $14.13
Price/book (mrq) =  0.92*
Q1 2008 net income per share (continuing operations) = $.20
Note: All IHC prior year financial information in this presentation has been restated to reflect the credit segment as  discontinued operations.
*Price as of 6/10/08

THE IHC GROUP
Independence Holding Company
Strength. Vision. Stability.

$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
2003
2004
2005
2006
2007
Individual Life & Annuity
Fully Insured Health
Group Life & Disability
Medical Stop-Loss

IHC’s gross direct and assumed premiums
earned (in thousands)
$348,000
$428,000
$473,000
$595,000
CAGR =  14.4%
Segments:
$389,000

THE IHC GROUP
Independence Holding Company
Strength. Vision. Stability.

$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
2003
2004
2005
2006
2007
Individual Life & Annuity
Fully Insured Health
Group Life & Disability
Medical Stop-Loss

IHC’s net premiums earned (in thousands)
$130,000
$155,000
$216,000
$259,000
$307,000
CAGR =  23.9%
Segments:

THE IHC GROUP
Independence Holding Company
Strength. Vision. Stability.

$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
$12.14
$12.10
$13.39
$13.53
$14.06
$14.66
$15.23
$15.85
$14.63
$15.69
$14.13
$15.86
2003
2004
2005
2006
2007
Mar-08
Book value per share
Book value per share (excluding unrealized losses)

IHC’s book value per share

THE IHC GROUP
Independence Holding Company
Strength. Vision. Stability.

AMIC at a glance
Became insurance holding company on 11/02
IHC owns 49.7%
A.M. Best A- (Excellent) rating; licensed in 49 states
Book value per share (3/31/08) = $10.03
Price/book (mrq) = 0.66*
Controlled distribution
$275 million NOLs as of 12/31/07
Q1 2008 non-GAAP net income per share = $.14**
*Price as of 6/10/08
**As reconciled in news release

THE IHC GROUP
Independence Holding Company
Strength. Vision. Stability.

$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
2003
2004
2005
2006
2007
Fully Insured Health
DBL
Medical Stop-Loss

IAIC’s gross direct and assumed premiums
earned (in thousands)
$39,000
$62,000
$67,000
$69,000
$106,000
CAGR = 28.4%

THE IHC GROUP
Independence Holding Company
Strength. Vision. Stability.

$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
2003
2004
2005
2006
2007
Direct Premiums
Assumed from Third Parties
Assumed from IHC

IAIC’s net premiums earned (in thousands)
$38,000
$60,000
$66,000
$68,000
$106,000
CAGR = 29.2%

THE IHC GROUP
Independence Holding Company
Strength. Vision. Stability.

$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
$8.33 $8.33
$9.06 $9.10
$9.64 $9.77
$9.82 $9.96
$9.96 $10.10
$10.03 $10.20
2003
2004
2005
2006
2007
Mar-08
Book value per share
Book value per share (excluding unrealized losses)

AMIC’s book value per share

THE IHC GROUP
Independence Holding Company

Strength. Vision. Stability.

Understanding IHC/AMIC
Traditional Business Lines
New Business Lines
Medical stop-loss
Group life and disability
Acquisition of closed blocks
Small group major medical
Major medical for individuals & families
Dental/vision
Short-term medical (STM)
Limited medical
Student medical
Controlled Distribution
Owned MGUs distribute  medical stop-loss to large employers
Telesales unit distributes major medical, dental and STM to small employers and individuals
IPA distributes major medical, dental and STM to individuals

THE IHC GROUP
Independence Holding Company
Strength. Vision. Stability.

Traditional business lines
Medical stop-loss
leader since 1987
competitors include United Healthcare, Berkshire
Hathaway and HCC
consolidation = greater rate market discipline
Group life and disability in niche markets
Individual life and annuities through block acquisitions

THE IHC GROUP
Independence Holding Company
Strength. Vision. Stability.

Growing fully insured segment
Grown from $0 to $250 M* annualized premiums
Less capital intensive
Greater growth potential due to size of market
Six product lines provide balance
* Projected fully insured gross earned premiums, including IAIC, from 12/31/04 to 6/30/08

THE IHC GROUP
Independence Holding Company
Strength. Vision. Stability.

Controlled distribution
Owned MGUs expected to write 74% of medical
             stop-loss in 2008*
TeleBrokerage unit’s new business revenue grew 35% in
2007
IPA offers growth through agency model that recruits
“neophytes” to the industry. Sales expected to increase
from $20 M to $40 M**
*Adjusted for MGUs terminated in 2007 and 2008
** Less than 50% of sales will be on IAIC paper in 2008, although the percent is increasing quickly.

THE IHC GROUP
Independence Holding Company

Strength. Vision. Stability.

IPA builds “controlled” distribution
Recruiting is the primary goal
Recruiting is done weekly at 40 regional offices
90% of all new recruits have no insurance background
This model rewards those that achieve results, and
produces a natural selection of those not fit for this business

THE IHC GROUP
Independence Holding Company
Strength. Vision. Stability.

IPA
In last year, submitted sales have gone from $300 K per
week to $900 K per week
In last year, active agents have gone from less than 100
to more than 300
IPA's leaders are veterans of similar distribution company
acquired in 2005 for $1.7 B
‘Agency division’ of the acquired company had sales of about
$9 M per week with approximately 2,400 active agents
             -    ‘Agency division' produced 72% of its earnings

THE IHC GROUP
Independence Holding Company
Strength. Vision. Stability.

Value of IPA
In an economic down turn, displaced workers seek ‘new
opportunity’ and ‘control of their destiny’
Example, realtors… mortgage brokers…
Individual health market is expanding.
Uninsured and ‘underinsured’ are fastest growing markets… 70 M Americans
IPA expects to have 600 active agents by the end of 2008.
Has 40 regional offices… infrastructure in place to support even larger distribution
Controlled distribution embraces change – whether
products, rates or legislative or regulatory mandates.

THE IHC GROUP
Independence Holding Company
Strength. Vision. Stability.

How do we plan to grow?
Focus on niche markets and select geography
Organic growth of existing programs
Strengthen “controlled” and owned distribution
Maintain underwriting discipline and improve operating
margins
Achieve favorable returns on capital